                                                                    Exhibit 1(b)

                       LANDMARK MULTI-STATE TAX FREE FUNDS

                                  AMENDMENT TO
                              DECLARATION OF TRUST

         The undersigned, constituting a majority of the Trustees of Landmark Multi-State Tax Free Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated August 30, 1985, as amended (the "Declaration"), do hereby amend Section
1.1 of the Declaration by deleting Section 1.1 in its entirety and replacing it with the following, effective on such date as any officer of the Trust may select by written notice to the Trust:


                  Section 1.1. Name. The name of the trust created hereby is "CitiFunds Multi-State Tax Free Trust."


         IN WITNESS WHEREOF, the undersigned have executed this Amendment this 14th day of November, 1997.


Elliott J. Berv                             Philip W. Coolidge
-------------------------------             -------------------------------
ELLIOTT J. BERV                             PHILIP W. COOLIDGE
As Trustee and Not Individually             As Trustee and Not Individually


Mark T. Finn                                Riley C. Gilley
-------------------------------             -------------------------------
MARK T. FINN                                RILEY C. GILLEY
As Trustee and Not Individually             As Trustee and Not Individually


Diana R. Harrington                         Susan B. Kerley
-------------------------------             -------------------------------
DIANA R. HARRINGTON                         SUSAN B. KERLEY
As Trustee and Not Individually             As Trustee and Not Individually


C. Oscar Morong, Jr.                        Walter E. Robb, III
-------------------------------             -------------------------------
C. OSCAR MORONG, JR.                        WALTER E. ROBB, III
As Trustee and Not Individually             As Trustee and Not Individually


E. Kirby Warren                             William S. Woods, Jr.
-------------------------------             -------------------------------
E. KIRBY WARREN                             WILLIAM S. WOODS, JR.
As Trustee and Not Individually             As Trustee and Not Individually

Philip W. Coolidge
President
Landmark Multi-State Tax Free Funds
c/o Signature Financial Group Inc.
6 St. James Avenue, 9th Floor
Boston, MA  02116


         I, Philip W. Coolidge, hereby certify that I am the duly elected, qualified and acting President of Landmark Multi-State Tax Free Funds, a Massachusetts business trust (the "Trust"), and, pursuant to authority granted by the Board of Trustees of the Trust at a meeting held on November 14, 1997, do hereby give notice that the Amendment to Declaration of Trust of the Trust, as executed by the Trustees of the Trust on November 14, 1997, shall become effective as of January 2, 1998.


         IN WITNESS WHEREOF, I have hereunto signed my name at Boston, Massachusetts this 15th day of December, 1997.


                                            Philip Coolidge
                                            -----------------------------
                                            Philip W. Coolidge, President

                      CITIFUNDS MULTI-STATE TAX FREE TRUST

                              AMENDED AND RESTATED
                   ESTABLISHMENT AND DESIGNATION OF SERIES OF
                SHARES OF BENEFICIAL INTEREST (WITHOUT PAR VALUE)


         Pursuant to Section 6.9 of the Declaration of Trust, dated August 30, 1985, as amended (the "Declaration of Trust"), of CitiFunds Multi-State Tax Free Trust (formerly, Landmark Multi-State Tax Free Funds) (the "Trust"), the undersigned, being a majority of the Trustees of the Trust, do hereby amend and restate the Trust's existing Establishment and Designation of Series of Shares of Beneficial Interest (without par value) in order to change the names of three series of Shares (as defined in the Declaration of Trust) which were previously established and designated. No other changes to the special and relative rights of the existing series are intended by this amendment and restatement. This amendment and restatement shall become effective on such date as any officer of the Trust may select by written notice to the Trust.

         1.  The series shall be as follows:

             The series previously designated as Landmark New York Tax Free
                  Reserves shall be redesignated as "CitiFunds New York Tax Free Reserves."

             The series previously designated as Landmark California Tax Free
                  Reserves shall be redesignated as "CitiFunds California Tax Free Reserves."

             The series previously designated as Landmark Connecticut Tax Free
                  Reserves shall be redesignated as "CitiFunds Connecticut Tax Free Reserves."

         2. Each series shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of each series. Each Share of each series shall be redeemable, shall be entitled to one vote or fraction thereof in respect of a fractional share on matters on which shares of that series shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated or belonging to such series, and shall be entitled to receive its pro rata share of the net assets of such series upon liquidation of the series, all as provided in Section 6.9 of the Declaration of Trust.

         3. Shareholders of each series shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to each series as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and by the Declaration of Trust.

         4. The assets and liabilities of the Trust shall be allocated to each series as set forth in Section 6.9 of the Declaration of Trust.

         5. Subject to the provisions of Section 6.9 and Article IX of the Declaration of Trust, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of any series now or hereafter created or otherwise to change the special and relative rights of any such series.

         IN WITNESS WHEREOF, the undersigned have executed this Establishment and Designation of Series on separate counterparts this 14th day of November, 1997.


Elliott J. Berv                             Philip W. Coolidge
-------------------------------             -------------------------------
ELLIOTT J. BERV                             PHILIP W. COOLIDGE
As Trustee and Not Individually             As Trustee and Not Individually


Mark T. Finn                                Riley C. Gilley
-------------------------------             -------------------------------
MARK T. FINN                                RILEY C. GILLEY
As Trustee and Not Individually             As Trustee and Not Individually


Diana R. Harrington                         Susan B. Kerley
-------------------------------             -------------------------------
DIANA R. HARRINGTON                         SUSAN B. KERLEY
As Trustee and Not Individually             As Trustee and Not Individually


C. Oscar Morong, Jr.                        Walter E. Robb, III
-------------------------------             -------------------------------
C. OSCAR MORONG, JR.                        WALTER E. ROBB, III
As Trustee and Not Individually             As Trustee and Not Individually


E. Kirby Warren                             William S. Woods, Jr.
-------------------------------             -------------------------------
E. KIRBY WARREN                             WILLIAM S. WOODS, JR.
As Trustee and Not Individually             As Trustee and Not Individually

Philip W. Coolidge
President
CitiFunds Multi-State Tax Free Trust
c/o Signature Financial Group Inc.
6 St. James Avenue, 9th Floor
Boston, MA  02116


         I, Philip W. Coolidge, hereby certify that I am the duly elected, qualified and acting President of CitiFunds Multi-State Tax Free Trust, a Massachusetts business trust (the "Trust"), and, pursuant to authority granted by the Board of Trustees of the Trust at a meeting held on November 14, 1997, do hereby give notice that the Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest (without par value) of the Trust, as executed by the Trustees of the Trust on November 14, 1997, shall become effective as of January 2, 1998.


         IN WITNESS WHEREOF, I have hereunto signed my name at Boston, Massachusetts this 15th day of December, 1997.


                                            Philip Coolidge
                                            -----------------------------
                                            Philip W. Coolidge, President